                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                             EXCHANGE ACT OF 1934

     Filed by the Registrant /X/
     Filed by a Party other than the Registrant / /
     Check the appropriate box:
     / / Preliminary Proxy Statement       / / Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     /X/ Definitive Proxy Statement
     / / Definitive Additional Materials
     / / Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                            VAN KAMPEN EXCHANGE FUND
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     /X/ No Fee Required
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
     (5) Total fee paid:

--------------------------------------------------------------------------------
     / / Fee paid previously with preliminary materials.

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
     (3) Filing Party:

--------------------------------------------------------------------------------
     (4) Date Filed:

--------------------------------------------------------------------------------

                                --  MAY 2003  --
--------------------------------------------------------------------------------
                                IMPORTANT NOTICE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                 TO VAN KAMPEN
                             EXCHANGE FUND PARTNERS
--------------------------------------------------------------------------------

QUESTIONS & ANSWERS

---------------------------------------
   Although we recommend that you read the complete Proxy Statement, for your convenience, we have provided a brief overview of the issues to be voted on.
---------------------------------------
Q      WHY AM I RECEIVING THIS
       PROXY STATEMENT?

A      This is the Annual Meeting
of Partners. You are being asked to vote on a proposal to elect fourteen nominees for Managing General Partners.

Q      WILL MY VOTE MAKE
       A DIFFERENCE?
A      Yes, your vote is important
and will make a difference. We encourage all Partners to participate in the governance of their Fund.

Q      HOW DO THE MANAGING
       GENERAL PARTNERS OF THE FUND SUGGEST THAT I VOTE?

A      They recommend that you
vote "For All" of the nominees on the enclosed proxy card.

Q      WHOM DO I CALL IF I
       HAVE QUESTIONS?

A      Please call Van Kampen's
Client Relations Department at 1-800-341-2911 (Telecommunications Device for the Deaf users may call 1-800-421-2833) or visit our website at www.vankampen.com, where you can send us an e-mail message by selecting "Contact Us".

                              ABOUT THE PROXY CARD
--------------------------------------------------------------------------------

Please vote on each issue using blue or black ink to mark an X in one of the boxes provided on the proxy card.

ELECTION OF MANAGING GENERAL PARTNERS - mark "For All," "Withhold" or "For All Except."

To withhold authority to vote for one or more nominees, check "For All Except" and write the nominee's name on the line below.

Sign, date and return the proxy card in the enclosed postage-paid envelope. All registered owners of an account, as shown in the address, must sign the card. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please indicate your full title.


[X]  PLEASE MARK    PROXY
     VOTES AS IN
     THIS EXAMPLE

                            VAN KAMPEN EXCHANGE FUND
                           ANNUAL MEETING OF PARTNERS
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

                                                       FOR
                                    FOR                ALL
                                    ALL    WITHHOLD  EXCEPT
     To vote to elect fourteen      [ ]      [ ]       [ ]
     Managing General Partners
     to serve until their
     respective successors are
     duly elected and qualified:

XXXXXXXXX, XXXXXXXXX, XXXXXXXXX

     To withhold authority to vote for one or more nominee
     check "For All Except" and write the nominee's name on
     the line below.
     ----------------------------------

Please be sure to sign and date this Proxy, Date

Partner sign here       Co-owner sign here

 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                   SAMPLE

                            VAN KAMPEN EXCHANGE FUND

                        A CALIFORNIA LIMITED PARTNERSHIP

                            2800 POST OAK BOULEVARD
                              HOUSTON, TEXAS 77056
                            TELEPHONE (800) 341-2911

                          NOTICE OF ANNUAL MEETING OF
                                    PARTNERS

                            TO BE HELD JUNE 24, 2003

  Notice is hereby given to the Partners of the Van Kampen Exchange Fund, a California limited partnership ("Fund"), that the Annual Meeting of Partners (the "Meeting") will be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Tuesday, June 24, 2003 at 3:30 p.m. for the following purposes:

    1. To elect fourteen Managing General Partners, each to serve until the next annual meeting of Partners or until a successor is elected and qualified.

    2. To transact such other business as may properly come before the Meeting or any adjournments thereof.

  Partners of record at the close of business on April 25, 2003 are entitled to notice of and to vote at the Meeting or any adjournment thereof.

                              By Order of the Managing General Partners



                              A. Thomas Smith III,
                              Vice President and Secretary

May 23, 2003

  THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT TO ANY PARTNER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE FUND BY CALLING 1-800-341-2911 (TDD USERS MAY CALL 1-800-421-2833) OR BY WRITING TO THE FUND AT 2800 POST OAK BOULEVARD, HOUSTON, TEXAS 77056.

  PARTNERS OF THE FUND ARE INVITED TO ATTEND THE MEETING IN PERSON. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN SUCH PROXY CARD AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

  IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY PROMPTLY.

  The Managing General Partners recommend that you cast your vote:

  - FOR ALL of the nominees for Managing General Partner listed in the Proxy Statement.

                            YOUR VOTE IS IMPORTANT.
                     PLEASE RETURN YOUR PROXY CARD PROMPTLY
                       NO MATTER HOW MANY SHARES YOU OWN.

                                PROXY STATEMENT

                            VAN KAMPEN EXCHANGE FUND

                        A CALIFORNIA LIMITED PARTNERSHIP

                            2800 POST OAK BOULEVARD
                              HOUSTON, TEXAS 77056
                            TELEPHONE (800) 341-2911

                           ANNUAL MEETING OF PARTNERS

                                 JUNE 24, 2003

                                  INTRODUCTION

  This Proxy Statement is furnished in connection with the solicitation by the Managing General Partners of Van Kampen Exchange Fund, a California limited partnership (the "Fund"), of proxies to be voted at the Annual Meeting of Partners, and all adjournments thereof (the "Meeting"), to be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Tuesday, June 24, 2003, at 3:30 p.m. The approximate mailing date of this Proxy Statement and accompanying form of proxy is May 28, 2003.

  The purpose of the Meeting is to permit the Fund's Partners to elect fourteen Managing General Partners.

  Participating in the Meeting are holders of units of partnership interest (collectively, the "Shares") of the Fund.

  The Managing General Partners have fixed the close of business on April 25, 2003 as the record date (the "Record Date") for the determination of holders of Shares of the Fund entitled to vote at the Meeting. Partners of the Fund on the Record Date are entitled to one vote per Share with respect to any proposal submitted to the Partners of the Fund for each Share of the Fund then held, with no Share having cumulative voting rights.

  THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT TO ANY PARTNER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE FUND BY CALLING 1-800-341-2911 (TDD USERS MAY CALL 1-800-421-2833) OR BY WRITING TO THE FUND AT 2800 POST OAK BOULEVARD, HOUSTON, TEXAS 77056.

  At the close of business on April 25, 2003, there were issued and outstanding 206,595 Shares of the Fund.

VOTING

  With respect to the election of Managing General Partners, those persons receiving the highest number of votes "For," cast at a meeting at which a quorum is present in person or by proxy, up to the number of Managing General Partners proposed to be elected, shall be elected as Managing General Partners to serve until the next annual meeting of Partners or until their successors are elected and qualified.

  The Managing General Partners recommend that you cast your vote:

  - FOR ALL of the nominees for Managing General Partner of the Fund listed in the Proxy Statement.

  All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon. Proxies received prior to the Meeting on which no vote is indicated will be voted "For" the proposal as to which they are entitled to be voted. A Partner who abstains from voting on any or all matters will be deemed present at the Meeting for quorum purposes, but will not be deemed to have voted on the particular matter (or matters) as to which the Partner has abstained. Similarly, in the event a nominee (such as a brokerage firm) holding shares for beneficial owners indicates that instructions have not been received from the beneficial owners and the nominee does not exercise discretionary authority (a so-called "broker non-vote"), the Shares held by the nominee will be deemed present at the Meeting for quorum purposes but will not be deemed to have voted on the particular matter (or matters) as to which the nominee has not voted. With respect to the election of Managing General Partners, abstentions and broker non-votes are disregarded since only votes "For" are considered in determining those persons receiving the highest number of votes "For." A majority of the outstanding Shares must be present in person or by proxy to have a quorum to conduct business at the Meeting.

  Partners who execute proxies may revoke them at any time before they are voted by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

  The Fund knows of no business other than the election of Managing General Partners that will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy to vote in accordance with their best judgment. In the event a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, proxies (including abstentions and non-votes) would be voted in favor of one or more adjournments of the Meeting to permit further solicitation of proxies provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of Partners based on a consideration of all relevant factors, including the nature of the relevant proposal, the percentage of affirmative votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.

INVESTMENT ADVISER

  Van Kampen Asset Management Inc. serves as investment adviser to the Fund ("Asset Management" or the "Adviser"). The principal address of the Adviser is 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen"). Van Kampen is one of the nation's largest investment management companies, with more than $66 billion in assets under management or supervision as of March 31, 2003. Van Kampen is a wholly owned subsidiary of Morgan Stanley.

               PROPOSAL 1: ELECTION OF MANAGING GENERAL PARTNERS

NOMINATION OF MANAGING GENERAL PARTNERS

  Fourteen Managing General Partners are to be elected, each to serve until the next annual meeting of Partners or until a successor is elected and qualified. If an incumbent Managing General Partner is not reelected, he shall be deemed to have withdrawn from the partnership as a Managing General Partner under the terms of the partnership agreement. Any newly elected Managing General Partner will be required to acquire Shares of the Fund having a net asset value of at least $5,000 on or before his or her admission as a Managing General Partner. Newly elected Managing General Partners will begin serving their terms on June 30, 2003, or such later date on which their election becomes final.

  The proposed slate of Managing General Partners of the Fund reflects an effort to combine the incumbent Managing General Partners of the Fund with the trustees/ directors of boards of other Van Kampen-related funds managed by the Adviser or Van Kampen Investment Advisory Corp., an affiliate of the Adviser. The incumbent Managing General Partners of the Fund believe that the combination will create efficiencies and improve the effectiveness of the Managing General Partners' oversight of the Fund and Fund management. The incumbent Managing General Partners reviewed shareholder benefits and costs (as well as benefits and costs to the management company) of combining the trustees/directors of other Van-Kampen-related funds into one board versus other alternatives to one board, including maintaining the status quo. The incumbent Managing General Partners reviewed shareholder benefits in light of the changing environment for corporate governance. The incumbent Managing General Partners considered the benefits of a combined board to include, among other things: increased number of independent board members compared to interested board members; greater efficiency and effectiveness in overseeing similarly-situated funds and service providers; broader experience, knowledge, diversity and expertise among board members; experienced board members at future retirements; and improved efficiencies among management resources. The incumbent Managing General Partners considered their goals on behalf of the Fund in pursuing a combination, their current relationship with management and the anticipated post-combination relationship with management, the qualitative and quantitative effects of a board combination on the Partners, and efficiencies and improved effectiveness that may be achieved at the fund level, board level, management level and among third-party service providers. After reviewing these considerations, the incumbent Managing General Partners concluded that this combination is likely to benefit the Partners of the Fund.

          INFORMATION REGARDING MANAGING GENERAL PARTNERS AND NOMINEES

                    FOR ELECTION AS MANAGING GENERAL PARTNER

The business and affairs of the Fund are managed under the direction of the Fund's Managing General Partners. The tables below list the incumbent Managing General Partners and the new nominees for Managing General Partner, their principal occupations during the last five years, other directorships held by them and their affiliations, if any, with the Adviser, Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." The term "Fund Complex" includes each of the investment companies advised by the Advisers. Managing General Partners serve one year terms or until their successors are duly elected and qualified. All nominees have consented to being named in this Proxy Statement and have agreed to serve if elected.
The proposed slate of fourteen Managing General Partners consists of seven incumbent Managing General Partners, each of whom serves, as of the date of this Proxy Statement, as a Managing General Partner or trustee of 37 Van Kampen-related funds in the Fund Complex (the "Closed-End Fund Complex"), and seven individuals who currently serve as trustees/directors of 55 other Van Kampen-related funds in the Fund Complex (the "Open-End Fund Complex"). Two of the incumbent Managing General Partners are "interested persons" of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"), and are hereinafter referred to as "Incumbent Interested Managing General Partners." The other five incumbent Managing General Partners are considered independent under the 1940 Act and are hereinafter referred to as "Incumbent Independent Managing General Partners." Six of the nominees from the Open-End Fund Complex would be considered independent under the 1940 Act and are hereinafter referred to as the "New Nominees for Independent Managing General Partner." One nominee from the Open-End Fund Complex would be an interested person of the Fund under the 1940 Act and is hereinafter referred to as the "New Nominee for Interested Managing General Partner."

INCUMBENT INDEPENDENT MANAGING GENERAL PARTNERS

                                                                                              NUMBER OF
                                                                                               FUNDS IN
                                                                                              CLOSED-END
                                            TERM OF                                          FUND COMPLEX
                                           OFFICE AND                                        OVERSEEN BY
                              POSITION(S)  LENGTH OF                                           MANAGING
 NAME, AGE AND ADDRESS         HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                 GENERAL
 OF MANAGING GENERAL PARTNER     FUND        SERVED    DURING PAST 5 YEARS                     PARTNER
 David C. Arch (57)           Managing     Managing    Chairman and Chief Executive Officer       37
 Blistex Inc.                 General      General     of Blistex Inc., a consumer health
 1800 Swift Drive             Partner      Partner     care products manufacturer, and
 Oak Brook, IL 60523                       since 1998  former Director of the World
                                                       Presidents Organization-Chicago
                                                       Chapter. Trustee or Managing General
                                                       Partner of other funds in the
                                                       Closed-End Fund Complex.
 Rod Dammeyer (62)            Managing     Managing    President of CAC, llc., a private          37
 CAC, llc.                    General      General     company offering capital investment
 4350 LaJolla Village Dr.     Partner      Partner     and management advisory services.
 Suite 980                                 since 1998  Trustee or Managing General Partner
 San Diego, CA 92122-6223                              of other funds in the Closed-End Fund
                                                       Complex. Prior to February 2001, Vice
                                                       Chairman and Director of Anixter
                                                       International, Inc. and IMC Global
                                                       Inc. Prior to July 2000, Managing
                                                       Partner of Equity Group Corporate
                                                       Investment (EGI), a company that
                                                       makes private investments in other
                                                       companies.


                             OTHER DIRECTORSHIPS
 NAME, AGE AND ADDRESS       HELD BY MANAGING
 OF MANAGING GENERAL PARTNE  GENERAL PARTNER
 David C. Arch (57)          Director of the Heartland
 Blistex Inc.                Alliance, a nonprofit organization
 1800 Swift Drive            serving human needs based in
 Oak Brook, IL 60523         Chicago.

 Rod Dammeyer (62)           Director of TeleTech Holdings
 CAC, llc.                   Inc., Stericycle, Inc.,
 4350 LaJolla Village Dr.    TheraSense, Inc., GATX
 Suite 980                   Corporation, Arris Group, Inc. and
 San Diego, CA 92122-6223    Trustee of the University of
                             Chicago Hospitals and Health
                             Systems. Prior to May 2002,
                             Director of Peregrine Systems Inc.
                             Prior to July 2000, Director of
                             Allied Riser Communications Corp.,
                             Matria Healthcare Inc., Transmedia
                             Networks, Inc., CNA Surety, Corp.
                             and Grupo Azcarero Mexico (GAM).
                             Prior to April 1999, Director of
                             Metal Management, Inc. Prior to
                             1998, Director of Lukens, Inc.,
                             Capsure Holdings Corp., Revco
                             D.S., Inc., the Chase Manhattan
                             Corporation National Advisory
                             Board and Sealy, Inc.

                                                                                              NUMBER OF
                                                                                               FUNDS IN
                                                                                              CLOSED-END
                                            TERM OF                                          FUND COMPLEX
                                           OFFICE AND                                        OVERSEEN BY
                              POSITION(S)  LENGTH OF                                           MANAGING
 NAME, AGE AND ADDRESS         HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                 GENERAL
 OF MANAGING GENERAL PARTNER     FUND        SERVED    DURING PAST 5 YEARS                     PARTNER
 Howard J Kerr (67)           Managing     Managing    Trustee or Managing General Partner        37
 736 North Western Avenue     General      General     of other funds in the Closed-End Fund
 P.O. Box 317                 Partner      Partner     Complex. Prior to 1998, President and
 Lake Forest, IL 60045                     since 1998  Chief Executive Officer of
                                                       Pocklington Corporation, Inc., an
                                                       investment holding company.
 Theodore A. Myers (72)       Managing     Managing    Financial consultant. Trustee or           37
 550 Washington Avenue        General      General     Managing General Partner of other
 Glencoe, IL 60022            Partner      Partner     funds in the Closed-End Fund Complex.
                                           since 1998  Prior to 1998, Senior Financial
                                                       Advisor (and, prior to 1997, an
                                                       Executive Vice President, Chief
                                                       Financial Officer and Director) of
                                                       Qualitech Steel Corporation, a
                                                       producer of high quality engineered
                                                       steels for automotive, transportation
                                                       and capital goods industries. Prior
                                                       to 1997, member of the Arthur
                                                       Andersen Chief Financial Officers'
                                                       Advisory Committee.


                             OTHER DIRECTORSHIPS
 NAME, AGE AND ADDRESS       HELD BY MANAGING
 OF MANAGING GENERAL PARTNE  GENERAL PARTNER
 Howard J Kerr (67)          Director of the Marrow Foundation
 736 North Western Avenue    and Lake Forest Bank & Trust.
 P.O. Box 317
 Lake Forest, IL 60045
 Theodore A. Myers (72)      Director of Met Life Investors
 550 Washington Avenue       (formerly known as COVA Financial
 Glencoe, IL 60022           Life Insurance). Prior to 1997,
                             Director of McLouth Steel.

                                                                                              NUMBER OF
                                                                                               FUNDS IN
                                                                                              CLOSED-END
                                            TERM OF                                          FUND COMPLEX
                                           OFFICE AND                                        OVERSEEN BY
                              POSITION(S)  LENGTH OF                                           MANAGING
 NAME, AGE AND ADDRESS         HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                 GENERAL
 OF MANAGING GENERAL PARTNER     FUND        SERVED    DURING PAST 5 YEARS                     PARTNER
 Hugo F. Sonnenschein (62)    Managing     Managing    President Emeritus and Honorary            37
 1126 E. 59th Street          General      General     Trustee of the University of Chicago
 Chicago, IL 60637            Partner      Partner     and the Adam Smith Distinguished
                                           since 1998  Service Professor in the Department
                                                       of Economics at the University of
                                                       Chicago. Prior to July 2000,
                                                       President of the University of
                                                       Chicago. Trustee of the University of
                                                       Rochester and a member of its
                                                       investment committee. Member of the
                                                       National Academy of Sciences, the
                                                       American Philosophical Society and a
                                                       fellow of the American Academy of
                                                       Arts and Sciences. Trustee or
                                                       Managing General Partner of other
                                                       funds in the Closed-End Fund Complex.


                             OTHER DIRECTORSHIPS
 NAME, AGE AND ADDRESS       HELD BY MANAGING
 OF MANAGING GENERAL PARTNE  GENERAL PARTNER
 Hugo F. Sonnenschein (62)   Director of Winston Laboratories,
 1126 E. 59th Street         Inc.
 Chicago, IL 60637

NEW NOMINEES FOR INDEPENDENT MANAGING GENERAL PARTNER

                                                                                           NUMBER OF
                                                                                            FUNDS IN
                                                                                           CLOSED-END
                                                                                          FUND COMPLEX
NAME, AGE AND ADDRESS      PRINCIPAL OCCUPATION(S)                                       TO BE OVERSEEN
OF NOMINEE                 DURING PAST 5 YEARS                                             BY NOMINEE
J. Miles Branagan (70)     Private investor. Trustee/Director of funds in the Open-End          1
1632 Morning Mountain      Fund Complex. Co-founder, and prior to August 1996,
 Road                      Chairman, Chief Executive Officer and President of MDT
Raleigh, NC 27614          Corporation (now known as Getinge/Castle, Inc., a subsidiary of Getinge Industrier AB), a company which develops,
                           manufactures, markets and services medical and scientific
                           equipment.


NAME, AGE AND ADDRESS      OTHER DIRECTORSHIPS
OF NOMINEE                 HELD BY NOMINEE
J. Miles Branagan (70)
1632 Morning Mountain
 Road
Raleigh, NC 27614

                                                                                           NUMBER OF
                                                                                            FUNDS IN
                                                                                           CLOSED-END
                                                                                          FUND COMPLEX
NAME, AGE AND ADDRESS      PRINCIPAL OCCUPATION(S)                                       TO BE OVERSEEN
OF NOMINEE                 DURING PAST 5 YEARS                                             BY NOMINEE
Jerry D. Choate (64)       Trustee/Director of funds in the Open-End Fund Complex.             34
33971 Selva Road           Prior to January 1999, Chairman and Chief Executive Officer
Suite 130                  of the Allstate Corporation ("Allstate") and Allstate
Dana Point, CA 92629       Insurance Company. Prior to January 1995, President and
                           Chief Executive Officer of Allstate. Prior to August 1994,
                           various management positions at Allstate.

Linda Hutton Heagy (54)    Managing Partner of Heidrick & Struggles, an executive              34
Sears Tower                search firm. Trustee/ Director of funds in the Open-End Fund
233 South Wacker Drive     Complex. Trustee of the University of Chicago Hospitals
Suite 7000                 Board, Vice Chair of the Board of the YMCA of Metropolitan
Chicago, IL 60606          Chicago and a member of the Women's Board of the University of Chicago. Prior to 1997, Partner of Ray & Berndtson, Inc.,
                           an executive recruiting firm. Prior to 1996, Trustee of The
                           International House Board, a fellowship and housing
                           organization for international graduate students. Prior to
                           1995, Executive Vice President of ABN AMRO, N.A., a bank
                           holding company. Prior to 1992, Executive Vice President of
                           La Salle National Bank.

R. Craig Kennedy (51)      Director and President of the German Marshall Fund of the           34
11 DuPont Circle, N.W.     United States, an independent U.S. foundation created to
Washington, D.C. 20016     deepen understanding, promote collaboration and stimulate
                           exchanges of practical experience between Americans and
                           Europeans. Trustee/Director of funds in the Open-End Fund
                           Complex. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and
                           Chief Executive Officer, Director and member of the
                           Investment Committee of the Joyce Foundation, a private
                           foundation.

Jack E. Nelson (67)        President of Nelson Investment Planning Services, Inc., a            1
423 Country Club Drive     financial planning company and registered investment adviser
Winter Park, FL 32789      in the State of Florida. President of Nelson Ivest Brokerage
                           Services Inc., a member of the NASD. President of Securities
                           Investors Protection Corp. and the Municipal Securities Rule
                           Making Board. President of Nelson Sales and Services
                           Corporation, a marketing and services company that supports affiliated companies. Trustee/Director of funds in the
                           Open-End Fund Complex.


NAME, AGE AND ADDRESS      OTHER DIRECTORSHIPS
OF NOMINEE                 HELD BY NOMINEE
Jerry D. Choate (64)       Director of Amgen Inc., a
33971 Selva Road           biotechnological company, and
Suite 130                  Valero Energy Corporation, an
Dana Point, CA 92629       independent refining company.

Linda Hutton Heagy (54)
Sears Tower
233 South Wacker Drive
Suite 7000
Chicago, IL 60606

R. Craig Kennedy (51)
11 DuPont Circle, N.W.
Washington, D.C. 20016

Jack E. Nelson (67)
423 Country Club Drive
Winter Park, FL 32789

                                                                                           NUMBER OF
                                                                                            FUNDS IN
                                                                                           CLOSED-END
                                                                                          FUND COMPLEX
NAME, AGE AND ADDRESS      PRINCIPAL OCCUPATION(S)                                       TO BE OVERSEEN
OF NOMINEE                 DURING PAST 5 YEARS                                             BY NOMINEE
Suzanne H. Woolsey (61)    Chief Communications Officer of the National Academy of             34
2101 Constitution Ave.,    Sciences/National Research Council, an independent,
 N.W.                      federally chartered policy institution, since 2001, and
Room 285                   previously Chief Operating Officer from 1993 to 2001.
Washington, D.C. 20418     Trustee/ Director of funds in the Open-End Fund Complex.
                           Director of the Institute for Defense Analyses, a federally funded research and development center. Director of the
                           German Marshall Fund of the United States. Trustee of
                           Colorado College. Prior to 1993, Executive Director of the
                           Commission on Behavioral and Social Sciences and Education
                           at the National Academy of Sciences/National Research
                           Council. From 1980 through 1989, Partner of Coopers &
                           Lybrand.


NAME, AGE AND ADDRESS      OTHER DIRECTORSHIPS
OF NOMINEE                 HELD BY NOMINEE
Suzanne H. Woolsey (61)    Director of Neurogen Corporation,
2101 Constitution Ave.,    a pharmaceutical company, since
 N.W.                      January 1998.
Room 285
Washington, D.C. 20418

INCUMBENT INTERESTED MANAGING GENERAL PARTNERS

                                                                                                    NUMBER OF
                                                                                                     FUNDS IN
                                         TERM OF                                                   FUND COMPLEX
                                        OFFICE AND                                                 OVERSEEN BY
NAME, AGE AND ADDRESS      POSITION(S)  LENGTH OF                                                    MANAGING
OF MANAGING GENERAL         HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                          GENERAL
PARTNER                       FUND        SERVED    DURING PAST 5 YEARS                              PARTNER
Richard F. Powers, III*    Managing     Managing    Trustee/Director of other funds in the Fund         92
(57)                       General      General     Complex. Advisory Director of Morgan Stanley.
1 Parkview Plaza           Partner      Partner     Prior to December 2002, Chairman, Director,
Oakbrook Terrace, IL                    since 1999  President, Chief Executive Officer, Director
60181                                               and Managing Director of Van Kampen
                                                    Investments and its investment advisory,
                                                    distribution and other subsidiaries. Prior to
                                                    December 2002, President and Chief Executive
                                                    Officer of funds in the Fund Complex. Prior
                                                    to May 1998, Executive Vice President and
                                                    Director of Marketing of Morgan Stanley Dean
                                                    Witter & Co. and Director of Dean Witter
                                                    Discover & Co. and Dean Witter Realty. Prior
                                                    to 1996, Director of Dean Witter Reynolds
                                                    Inc.


NAME, AGE AND ADDRESS
OF MANAGING GENERAL        OTHER DIRECTORSHIPS
PARTNER                    HELD BY MANAGING GENERAL PARTNER
Richard F. Powers, III*
(57)
1 Parkview Plaza
Oakbrook Terrace, IL
60181

                                                                                                    NUMBER OF
                                                                                                     FUNDS IN
                                         TERM OF                                                   FUND COMPLEX
                                        OFFICE AND                                                 OVERSEEN BY
NAME, AGE AND ADDRESS      POSITION(S)  LENGTH OF                                                    MANAGING
OF MANAGING GENERAL         HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                          GENERAL
PARTNER                       FUND        SERVED    DURING PAST 5 YEARS                              PARTNER
Wayne W. Whalen* (63)      Managing     Managing    Partner in the law firm of Skadden, Arps,           92
333 West Wacker Drive      General      General     Slate, Meagher & Flom (Illinois), legal
Chicago, IL 60606          Partner      Partner     counsel to certain funds advised by the
                                        since 1998  Advisers. Trustee, Director or Managing
                                                    General Partner of other funds in the Fund
                                                    Complex.


NAME, AGE AND ADDRESS
OF MANAGING GENERAL        OTHER DIRECTORSHIPS
PARTNER                    HELD BY MANAGING GENERAL PARTNER
Wayne W. Whalen* (63)
333 West Wacker Drive
Chicago, IL 60606

NEW NOMINEE FOR INTERESTED MANAGING GENERAL PARTNER

                                                                                           NUMBER OF
                                                                                            FUNDS IN
                                                                                           CLOSED-END
                                                                                          FUND COMPLEX
NAME, AGE AND ADDRESS      PRINCIPAL OCCUPATION(S)                                       TO BE OVERSEEN
OF NOMINEE                 DURING PAST 5 YEARS                                             BY NOMINEE
Mitchell Merin* (49)       President and Chief Executive Officer of funds in the Fund           1
1221 Avenue of the         Complex since November 2002. Trustee/Director of certain
Americas                   funds in the Fund Complex since 1999. Chairman, President,
New York, NY 10020         Chief Executive Officer and Director of the Advisers and VK
                           Advisors Inc. since December 2002. Chairman, President and
                           Chief Executive Officer of Van Kampen since December 2002.
                           Director of Van Kampen since December 1999. Chairman and
                           Chief Executive Officer and Director of Van Kampen Funds
                           Inc. since December 2002. President and Chief Operating
                           Officer of Morgan Stanley Investment Management since
                           December 1998. President and Director since April 1997 and
                           Chief Executive Officer since June 1998 of Morgan Stanley
                           Investment Advisors Inc. and Morgan Stanley Services Company
                           Inc. Chairman, Chief Executive Officer and Director of
                           Morgan Stanley Distributors Inc. since June 1998. Chairman since June 1998, and Director since January 1998 of Morgan
                           Stanley Trust. Director of various Morgan Stanley
                           subsidiaries and President of the Morgan Stanley Funds since
                           May 1999. Previously Chief Strategic Officer of Morgan
                           Stanley Investment Advisors Inc. and Morgan Stanley Services
                           Company Inc. and Executive Vice President of Morgan Stanley
                           Distributors Inc. from April 1997 to June 1998. Vice
                           President of the Morgan Stanley Funds from May 1997 to April
                           1999. Executive Vice President of Dean Witter, Discover &
                           Co. prior to May 1997.


NAME, AGE AND ADDRESS      OTHER DIRECTORSHIPS
OF NOMINEE                 HELD BY NOMINEE
Mitchell Merin* (49)
1221 Avenue of the
Americas
New York, NY 10020

* Mr. Powers is an interested person of funds in the Fund Complex and the Advisers by reason of his former positions with Morgan Stanley or its affiliates. Mr. Whalen is an interested person of funds in the Fund Complex by reason of his firm currently serving as legal counsel to such funds in the Fund Complex. Mr. Merin is an interested person of funds in the Fund Complex and the Advisers by reason of his current positions with Morgan Stanley or its affiliates.

REMUNERATION OF MANAGING GENERAL PARTNERS

  The compensation of the Managing General Partners who are affiliated persons (as defined in the 1940 Act) of the Adviser, Advisory Corp. or Van Kampen is paid by the respective affiliated entity. The funds in the Closed-End Fund Complex, including the Fund, pay each Managing General Partner who is not an affiliated person of the Adviser, Advisory Corp. or Van Kampen an annual retainer in an amount equal to the product of $2,500 and the number of funds in the Closed-End Fund Complex, which retainer is then allocated among the funds in the Closed-End Fund Complex based on the relative net assets of such funds, and a meeting fee of $250 per meeting per fund, plus reimbursement of expenses incurred in connection with such meeting. Each fund in the Closed-End Fund Complex other than the Fund offers a retirement plan to trustees who are not affiliated persons of the Adviser, Advisory Corp. or Van Kampen. Under the retirement plan of each fund, each eligible trustee who has at least ten years of service for a fund (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60 is eligible to receive a retirement benefit from such fund equal to $2,500 for each of the ten years following such trustee's retirement. Under certain conditions, reduced benefits are available for early retirement. Each fund in the Closed-End Fund Complex other than the Fund offers deferred compensation arrangements to trustees who are not affiliated persons of the Adviser, Advisory Corp. or Van Kampen. Under the deferred compensation plan of each fund, each eligible trustee can elect to defer receipt of all or a portion of the fees earned by such trustee until such trustee's retirement. The deferred compensation earns a rate of return determined by reference to funds in the Closed-End Fund Complex selected by the trustee. The deferred compensation plans are not funded and obligations thereunder represent general unsecured claims against the general assets of the funds.

  Additional information on compensation and benefits for Managing General Partners is set forth below. As indicated in the notes accompanying the table, the amounts relate to the Fund's most recent fiscal year ended December 31, 2002 or the Closed-End Fund Complex's most recently completed calendar year ended December 31, 2002.

                            2002 COMPENSATION TABLE

                                                                     CLOSED-END FUND COMPLEX
                                                   ------------------------------------------------------------
                                                                                                     TOTAL
                                                   ESTIMATED PENSION OR                          COMPENSATION
                                   AGGREGATE        RETIREMENT BENEFITS     ESTIMATED ANNUAL    BEFORE DEFERRAL
                               COMPENSATION FROM    ACCRUED AS PART OF       BENEFITS UPON      FROM CLOSED-END
           NAME(1)                THE FUND(3)        FUND EXPENSES(4)        RETIREMENT(5)      FUND COMPLEX(6)
           -------             -----------------   --------------------     ----------------    ---------------
David C. Arch.................      $1,770                $14,694               $90,000            $138,750
Rod Dammeyer..................       1,770                 26,231                90,000             138,750
Howard J Kerr.................       1,770                 50,408                90,000             138,750
Theodore A. Myers.............       1,770                 99,450                86,000             138,750
Richard F. Powers, III(2).....         N/A                    N/A                   N/A                 N/A
Hugo F. Sonnenschein..........       1,770                 26,282                90,000             138,750
Wayne W. Whalen...............       1,770                 29,657                90,000             138,750

---------------
N/A -- Not applicable.

(1) Each of the New Nominees for Independent Managing General Partner was not a managing general partner for the Funds' fiscal year ended December 31, 2002 and thus received no compensation from the Fund. Each of the New Nominees for Independent Managing General Partner currently serves as a trustee/director of funds in the Open-End Fund Complex and is compensated by an annual retainer and meeting fees for services to the funds in the Open-End Fund Complex and is also eligible, subject to certain conditions, to participate in a deferred compensation plan and a retirement plan offered by the Open-End Fund Complex. Mr. Merin, the New Nominee for Interested Managing General Partner, currently serves as a trustee/director of funds in the Open-End Fund Complex. Mr. Merin is an affiliated person of the Advisers and Van Kampen and is not eligible for compensation from the Fund or any fund in the Fund Complex.

(2) Mr. Powers is an affiliated person of the Advisers and Van Kampen and is not eligible for compensation from the Fund.

(3) The amounts shown in this column are the aggregate compensation from the Fund to each Managing General Partner for the Fund's fiscal year ended December 31, 2002.

(4) The funds in the Closed-End Fund Complex other than the Fund have adopted retirement plans for trustees who are not affiliated persons of the Adviser, Advisory Corp. or Van Kampen. The amounts shown in this column represent the sum of the estimated pension or retirement benefit accruals expected to be accrued by such funds for their respective fiscal years ended in 2002.

(5) The funds in the Closed-End Fund Complex other than the Fund have adopted retirement plans for trustees who are not affiliated persons of the Adviser, Advisory Corp. or Van Kampen. The amounts shown in this column represent the sum of the estimated annual benefits payable per year by such funds for each year of the 10-year period commencing in the year of such trustee's anticipated retirement.

(6) The amounts shown in this column are accumulated from the aggregate compensation of the 37 operating investment companies in the Closed-End Fund Complex for the calendar year ended December 31, 2002 before deferral under any deferred compensation plan. Funds in the Closed-End Fund Complex other than the Fund have adopted deferred compensation plans for trustees who are not affiliated persons of the Adviser, Advisory Corp. or Van Kampen. Amounts deferred are retained by the respective fund and earn a rate of return determined by reference to the return on the common shares of funds in the Closed-End Fund Complex as selected by the respective trustee. To the extent permitted by the 1940 Act, the respective fund may invest in securities of those funds selected by the trustees in order to match the deferred compensation obligation. The Adviser or its affiliates also serves as investment adviser for funds in the Open-End Fund Complex; however, with the exception of Messrs. Whalen and Powers, the Managing General Partners are not trustees of such funds. Combining the Closed-End Fund Complex with the Open-End Fund Complex, Mr. Whalen earned Total Compensation of $245,750 for the year ended December 31, 2002.

SHARE OWNERSHIP OF MANAGING GENERAL PARTNERS

  As of April 25, 2003, each Managing General Partner of the Fund beneficially owned equity securities of the Fund and of all of the funds in the Closed-End Fund Complex overseen by such Managing General Partner/Trustee in the dollar range amounts specified below.

                     INDEPENDENT MANAGING GENERAL PARTNERS

                                                                  AGGREGATE DOLLAR RANGE
                                                                   OF EQUITY SECURITIES
                                                                  IN ALL FUNDS OVERSEEN
                                        DOLLAR RANGE OF              BY THE MANAGING
                                       EQUITY SECURITIES      GENERAL PARTNER/TRUSTEE IN THE
                                          IN THE FUND            CLOSED-END FUND COMPLEX
David C. Arch                            $1 - $10,000            $50,001 - $100,000
Rod Dammeyer                             $1 - $10,000              Over $100,000
Howard J Kerr                            $1 - $10,000               $1 - $10,000
Theodore A. Myers                        $1 - $10,000              Over $100,000
Hugo F. Sonnenschein                     $1 - $10,000              Over $100,000

                      INTERESTED MANAGING GENERAL PARTNERS

                                                                  AGGREGATE DOLLAR RANGE
                                                                   OF EQUITY SECURITIES
                                                                  IN ALL FUNDS OVERSEEN
                                        DOLLAR RANGE OF              BY THE MANAGING
                                       EQUITY SECURITIES      GENERAL PARTNER/TRUSTEE IN THE
                                          IN THE FUND            CLOSED-END FUND COMPLEX
Richard F. Powers                        $1 - $10,000              Over $100,000
Wayne W. Whalen                          $1 - $10,000              Over $100,000

  As of April 25, 2003, the officers, Managing General Partners and new nominees for Managing General Partner owned less than 1% of the outstanding Shares of the Fund.

MEETINGS AND COMMITTEES

  The Managing General Partners met five times during the Fund's fiscal year ended December 31, 2002. The Board's audit committee met twice during the Fund's fiscal year ended December 31, 2002. The Fund has no other standing committees. During such fiscal year, all Managing General Partners attended at least 75% of the aggregate of (a) the total number of meetings of the Board and (b) the total number of meetings held by all committees of the Board on which they served during the period such Managing General Partner served as Managing General Partner.

  The Fund's audit committee currently consists of Messrs. Arch, Dammeyer, Kerr, Myers and Sonnenschein. The audit committee makes recommendations to the Board concerning the selection of the Fund's independent auditors, reviews the independence of the Fund's independent auditors, reviews with such auditors the scope and results of the Fund's annual audit and considers any comments that the auditors may have regarding the Fund's financial statements or books of account.

PARTNER APPROVAL

  In the election of Managing General Partners, those persons receiving the highest number of votes "FOR," cast at a meeting at which a quorum is present in person or by proxy, up to the number of Managing General Partners proposed to be elected, shall be elected as Managing General Partners to serve until the next annual meeting or until their successors are elected and qualified. THE MANAGING GENERAL PARTNERS OF THE FUND RECOMMEND A VOTE "FOR ALL" OF THE NOMINEES.

                               OTHER INFORMATION

EXECUTIVE OFFICERS OF THE FUND

  The following information relates to the executive officers of the Fund who are not nominees for Managing General Partner. Each officer also serves in the same capacity for all or a number of the other investment companies advised by the Adviser or affiliates of the Adviser. The officers of the Fund are appointed annually by the Managing General Partners and serve for one year or until their respective successors are chosen and qualified. The Fund's officers receive no compensation from the Fund but may also be officers of the Adviser or officers of affiliates of the Adviser and receive compensation in such capacities.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                  FUNDS           SERVED    DURING PAST 5 YEARS
Stephen L. Boyd (62)          Vice President      Officer     Managing Director of Global Research Investment Management.
2800 Post Oak Blvd.                               since 1998  Vice President of funds in the Fund Complex. Prior to
45th Floor                                                    December 2002, Chief Investment Officer of Van Kampen and
Houston, TX 77056                                             President and Chief Operations Officer of the Advisers and
                                                              Van Kampen Advisors Inc. Prior to May 2002, Executive Vice
                                                              President and Chief Investment Officer of funds in the Fund
                                                              Complex. Prior to May 2001, Managing Director of Van Kampen,
                                                              the Advisers and Van Kampen Advisors Inc. Prior to December
                                                              2000, Executive Vice President and Chief Investment Officer
                                                              of Van Kampen, and President and Chief Operating Officer of
                                                              the Advisers. Prior to April 2000, Executive Vice President
                                                              and Chief Investment Officer for Equity Investments of the
                                                              Advisers. Prior to October 1998, Vice President and Senior
                                                              Portfolio Manager with AIM Capital Management, Inc. Prior to
                                                              February 1998, Senior Vice President and Portfolio Manager
                                                              of Van Kampen American Capital Asset Management, Inc., Van
                                                              Kampen American Capital Investment Advisory Corp. and Van
                                                              Kampen American Capital Management, Inc..

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                  FUNDS           SERVED    DURING PAST 5 YEARS
Joseph J. McAlinden (60)      Executive Vice      Officer     Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas   President and       since 2002  Stanley Investment Advisors Inc., Morgan Stanley Investment
New York, NY 10020            Chief Investment                Management Inc. and Morgan Stanley Investments LP and
                              Officer                         Director of Morgan Stanley Trust for over 5 years. Executive
                                                              Vice President and Chief Investment Officer of funds in the
                                                              Fund Complex. Managing Director and Chief Investment Officer
                                                              of Van Kampen, the Advisers and Van Kampen Advisors Inc.
                                                              since December 2002.
A. Thomas Smith III (46)      Vice President and  Officer     Vice President and Secretary of funds in the Fund Complex
1221 Avenue of the Americas   Secretary           since 1999  since 1999. Managing Director of Morgan Stanley, Managing
New York, NY 10020                                            Director and Director of Van Kampen, Director of the
                                                              Advisers, Van Kampen Advisors Inc., the Distributor,
                                                              Investor Services and certain other subsidiaries of Van
                                                              Kampen. Managing Director and General Counsel-Mutual Funds
                                                              of Morgan Stanley Investment Advisors, Inc. Vice President
                                                              and Secretary of funds in the Fund Complex. Prior to July
                                                              2001, Managing Director, General Counsel, Secretary and
                                                              Director of Van Kampen, the Advisers, the Distributor,
                                                              Investor Services, and certain other subsidiaries of Van
                                                              Kampen. Prior to December 2000, Executive Vice President,
                                                              General Counsel, Secretary and Director of Van Kampen, the
                                                              Advisers, Van Kampen Advisors Inc., the Distributor,
                                                              Investor Services and certain other subsidiaries of Van
                                                              Kampen. Prior to January 1999, Vice President and Associate
                                                              General Counsel to New York Life Insurance Company ("New
                                                              York Life"), and prior to March 1997, Associate General
                                                              Counsel of New York Life. Prior to December 1993, Assistant
                                                              General Counsel of The Dreyfus Corporation. Prior to August
                                                              1991, Senior Associate, Willkie Farr & Gallagher. Prior to
                                                              January 1989, Staff Attorney at the Securities and Exchange
                                                              Commission, Division of Investment Management, Office of
                                                              Chief Counsel.


                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                  FUNDS           SERVED    DURING PAST 5 YEARS
John R. Reynoldson (49)       Vice President      Officer     Executive Director and Portfolio Specialist of the Advisers
1 Parkview Plaza                                  since 2000  and Van Kampen Advisors Inc. Vice President of funds in the
Oakbrook Terrace, IL 60181                                    Fund Complex. Prior to July 2001, Principal and Co-head of the Fixed Income Department of the Advisers and Van Kampen
                                                              Advisors Inc. Prior to December 2000, Senior Vice President
                                                              of the Advisers and Van Kampen Advisors Inc. Prior to May
                                                              2000, Mr. Reynoldson managed the investment grade taxable
                                                              group for the Advisers since July 1999. From July 1988 to
                                                              June 1999, Mr. Reynoldson managed the government securities bond group for Asset Management. Mr. Reynoldson has been
                                                              with Asset Management since April 1987.
John L. Sullivan (47)         Vice President,     Officer     Managing Director and Director of Van Kampen, the Advisers
1 Parkview Plaza              Chief Financial     since 1996  and Van Kampen Advisors Inc. and certain other subsidiaries
Oakbrook Terrace, IL 60181    Officer and                     of Van Kampen. Vice President, Chief Financial Officer and
                              Treasurer                       Treasurer of funds in the Fund Complex. Prior to December
                                                              2002, Executive Director of Van Kampen, the Advisers and Van
                                                              Kampen Advisors, Inc.

SHAREHOLDER INFORMATION

  As of April 25, 2003, no person was known by the Fund to own beneficially 5% or more of the Fund's outstanding Shares except as follows:

                                                    AMOUNT OF
NAME AND ADDRESS                                 OWNERSHIP AS OF   PERCENTAGE
OF HOLDER                                        APRIL 25, 2003    OWNERSHIP
----------------                                 ---------------   ----------
Comerica Bank Detroit &                              45,045          21.80%
  Edward Mardigian, Trustees
Helen Mardigian Trust
P.O. Box 75000
Detroit, MI 48275-0001

Richard F. McCarthy Limited Partnership              15,000           7.26%
730 2nd Ave. S. Ste. 1450
Minneapolis, MN 55402-2475

Gordon E. Moore & Betty I. Moore, Trustees           11,184           5.41%
Gordon E. Moore & Betty I. Moore Trust
100 Canada Rd.
Woodside, CA 94062-4104
Milards & Co.                                        11,151           5.40%
c/o SEI Trust Company
One Freedom Valley Dr.
Oaks, PA 19456

INDEPENDENT AUDITORS

  The Managing General Partners of the Fund, including a majority of the Managing General Partners who are not "interested persons" of the Fund (as defined by the 1940 Act), have selected Deloitte & Touche LLP ("D&T") as the independent auditors to examine the financial statements for the current fiscal year of the Fund. The selection of D&T for the current fiscal year was recommended and approved by the Fund's audit committee and approved by the Fund's Managing General Partners. The Fund knows of no direct or indirect financial interest of D&T in the Fund.

AUDIT FEES

  For professional services rendered with respect to the audit of the Fund's annual financial statements, the Fund paid $19,700 to D&T during the Fund's most recent fiscal year.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

  The Fund, the Adviser and affiliates of the Adviser performing services for the Fund paid no fees to D&T during the Fund's most recent fiscal year for information systems design and implementation.

ALL OTHER FEES

  The Fund paid no fees to D&T during the Fund's most recent fiscal year for services other than those described above. The Adviser and affiliates of the Adviser performing services for the Fund paid fees to D&T in the aggregate amount of approximately $10.3 million during the Fund's most recent fiscal years for services other than those described above.

  The audit committee of the Managing General Partners has considered whether the provision of services other than audit services by D&T to the Fund, the Adviser and affiliates of the Adviser that provide services to Fund is compatible with maintaining D&T's independence in performing audit services.

  Representatives of D&T will attend the Meeting, will have the opportunity to make a statement if they desire to do so and will be available to answer appropriate questions.

EXPENSES

  The Fund will bear the expense of preparing, printing and mailing the enclosed form of proxy, the accompanying Notice and this Proxy Statement.

  In order to obtain the necessary quorum at the Meeting, additional solicitation may be made by mail, telephone, telegraph or personal interview by representatives of the Fund, the Adviser, its affiliates or ALAMO direct Mail Services, Inc., a solicitation firm located in Hauppauge, New York that has been engaged to assist in proxy solicitation at an estimated cost of approximately $1,500.

PARTNER PROPOSALS

  To be considered for presentation at a Partners' meeting, rules promulgated by the SEC require that, among other things, a Partner's proposal must be received at the offices of the Fund a reasonable time before a solicitation is made. Partner proposals intended to be presented at the year 2004 Annual Meeting of Partners for the Fund pursuant to Rule 14a-8 under the Exchange Act of 1934, as amended (the "Exchange Act"), must be received by the Fund at the Fund's principal address by January 24, 2004. In order for proposals made outside of Rule 14a-8 under the Exchange Act to be considered "timely" within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received by the Fund at the Fund's principal executive offices not later than April 13, 2004. Timely submission of a proposal does not necessarily mean that such proposal will be included. Any

Partner who wishes to submit proposals for consideration at a meeting of the Fund's Partners should send such proposal to the Fund at 2800 Post Oak Boulevard, Houston, Texas 77056.

GENERAL

  Management of the Fund does not intend to present and does not have reason to believe that others will present any other items of business at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

  A list of Partners of the Fund entitled to be present and vote at the Meeting will be available at the offices of the Fund at 2800 Post Oak Boulevard, Houston, Texas 77056 or Van Kampen Investments Inc. at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, for inspection by any Partner during regular business hours for ten days prior to the date of the Meeting.

  Failure of a quorum to be present at the Meeting for the Fund may necessitate adjournment and may subject the Fund to additional expense.

  IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                          A. THOMAS SMITH III,
                                          Vice President and Secretary

May 23, 2003

                            [VAN KAMPEN FUNDS LOGO]

                                                                     EXCH 03

PROXY                                                                      PROXY

                            VAN KAMPEN EXCHANGE FUND
        NOTICE OF ANNUAL MEETING OF PARTNERS TO BE HELD ON JUNE 24, 2003

The undersigned holder of shares of Van Kampen Exchange Fund, a California limited partnership (the "Fund"), hereby appoints A. Thomas Smith III, John L. Sullivan, Lou Anne McInnis and Elizabeth A. Nelson and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Partners to be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555 on Tuesday, June 24, 2003 at 3:30 p.m., and at any adjournments thereof ("the Meeting"), and thereat to vote all Shares which the undersigned would be entitled to vote, with all the powers the undersigned would possess if personally present, in accordance with the following instructions. If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they may jointly (or if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF MANAGING GENERAL PARTNERS. IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED FOR THE PROPOSAL DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

THE UNDERSIGNED HEREBY ACKNOWLEDGE RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND PROXY STATEMENT FOR THE MEETING TO BE HELD ON JUNE 24, 2003.

                                       Please sign exactly as your name appears on this proxy. If signing for estates, trusts or corporations, title or capacity should be stated. If shares are held jointly, each holder should sign.

                                       -----------------------------------------
                                       Signature


                                       -----------------------------------------
                                       Signature

                                                                           ,2003
                                       -----------------------------------------
                                       Dated                           VKL_13265



                             YOUR VOTE IS IMPORTANT!

       PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD PROMPTLY NO MATTER HOW
                              MANY SHARES YOU OWN

Authority to vote for the election as Managing General Partners, the nominees named below:

                                                                                               PLEASE MARK VOTES AS IN THIS
                                                                                               EXAMPLE:               [ X ]

01. David C. Arch          02. J. Miles Branagan  03. Jerry D. Choate  04. Rod Dammeyer
05. Linda Hutton Heagy     06. R. Craig Kennedy   07. Howard J Kerr    08. Michell Merin
09. Theodore A. Myers      10. Jack E. Nelson     11. Richard F. Powers, III
12. Hugo F. Sonnenschein   13. Wayne W. Whalen    14. Suzanne H. Woolsey                       FOR       WITHHOLD    FOR ALL
                                                                                                                     EXCEPT
To withhold authority to vote for any nominee(s) mark "For All Except" and write the
nominee name(s) on the line provided:                                                           [ ]         [ ]        [ ]


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

             TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD.